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                                                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 2-76939 of Smith International, Inc., on Form S-8 of our report dated June 25, 2003, appearing in this Annual Report on Form 11-K of Smith International, Inc. 401(k) Retirement Plan for the year ended December 31, 2002.


DELOITTE & TOUCHE LLP


Houston, Texas
June 25, 2003



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